Fifth Third Bank | All Rights Reserved Barclays Global Financial Services Conference Tayfun Tuzun Executive Vice President & Chief Financial Officer September 17, 2015 Exhibit 99.1

Fifth Third Bank
Fifth Third Bank | All Rights Reserved
Through the Cycle Top Performance
2
Strong Core
Performance
Historical Strength of
Fifth Third
Balancing Shareholder
Return with Growth
Operational
Excellence
Building Infrastructure to
meet New Regulatory
Expectations
Aggressively Managing
Expenses across the
Company
Investing for
the Future
Accelerating
Adaptation
of
Technology across the
Company
Identifying
Opportunities
to
Expand
Product
&
Service
Offerings
Balance Sheet
Positioning
Balanced
Risk
Management
with Focus on Downside
Risks
Maintain
Optimal
Flexibility
in Expectation for
Continued Uncertainty

Fifth Third Bank
Fifth Third Bank | All Rights Reserved
$41
$42
$43
$-
$10
$20
$30
$40
$50
$60
4Q14
1Q15
2Q15
C&I
CRE
Lease
Net Interest Income ($MM)
Net Charge-offs ($MM)
1
1
4Q14 excludes an $87 million charge-off resulting from the transfer of certain residential mortgage loans to held for sale
2
Includes loans held for sale
Commercial Loan Growth ($B)
2
Core Deposit Growth ($B)
Lost Deposit Advance Revenue
Strong Core Performance
3
$54
$55
$96
$98
$101
$92
$96
$100
$104
4Q14
1Q15
2Q15
$888
$852
$892
$22
$25
$200
$400
$600
$800
$1,000
4Q14
1Q15
2Q15
$104
$91
$86
$50
$60
$70
$80
$90
$100
$110
4Q14
1Q15
2Q15
$57

Fifth Third Bank
Fifth Third Bank | All Rights Reserved
-
100
200
300
400
500
600
700
800
2Q13
2Q14
2Q15
$109
+10%
1H15
2H15 Estimated
Source: SNL Financial; Fifth Third and Peer Average reflects average annual  reported efficiency ratios for given time periods
Peer Average includes BBT, COF, CMA, HBAN, KEY, MTB, PNC, RF, STI, USB , WFC, and ZION
Operational Excellence
Historical Focus on
Expense Management
Investments in Risk &
Compliance to meet New
Regulatory Guidelines
Increasing Technology
Investment to Build
Future Shareholder Value
Compliance and Risk FTE
Technology and
Communications
Expense ($MM)
Efficiency Ratio Comparison
4
40%
45%
50%
55%
60%
65%
2003 - 2007
2008 - 2010
2011 - 2015
Fifth Third Bancorp
Peer Average
$50
$60
$70
$80
$90
$100
$110
$120
$130

Fifth Third Bank
Fifth Third Bank | All Rights Reserved
0%
1%
2%
3%
4%
5%
1Q10
4Q10
3Q11
2Q12
1Q13
4Q13
3Q14
2Q15
Balanced Interest
Rate Risk
Management
10yr Treasury
Year 1 +100 bps ramp NII % change
Deposit beta sensitivity
Balance Sheet Positioned Well for Current Environment
$69
$95
$121
$0
$20
$40
$60
$80
$100
$120
$140
70%
50%
30%
Deposit Betas
5
Post-crisis balanced interest rate risk
management
Balance achieved by managing investment
portfolio duration in conjunction with high
portion of LIBOR-indexed loans
Transparent disclosures about deposit rate
sensitivity
—
Conservative deposit assumptions
—
No modeled re-pricing lag
Change in Interest Rates
+200
bps Ramp
1.63%
6.65%
4.63%
+100
bps Ramp
0.89%
4.23%
2.39%
Percent Change in NII (FTE)
Betas 25% Lower
12.65%
7.23%
12
Months
13 to 24
Months
12
Months
13 to 24
Months
ESTIMATED NII SENSITIVITY PROFILE
25 bps move in Fed Funds

AMERICAN BANKER | Bank Technology News

Banks Cash In on Surging Retailer Demand for 'Smart Safes'

Fifth Third Bank
Fifth Third Bank | All Rights Reserved
Investing for the Future
Transforming the Core Business
Building Capabilities in Commercial Banking
Talent Acquisition
•
Optimizing
branch
network
–
addressing
evolving
customer behavior, preferences and expectations
•
Supporting physical presence with advanced digital
capabilities
•
Becoming a full solutions provider to our clients
•
Investing in products and services to widen the scope
of our banking offers in retail and healthcare sectors
•
Adding deep industry expertise in both sales and credit
6

Fifth Third Bank
Fifth Third Bank | All Rights Reserved
7.0
6.4
5.9
2Q13
2Q14
2Q15
•
Drove digital adaption
through mobile and ATM
•
Redefined staffing models
& modified roles
Optimize
Re-engineer
•
Redesigning branch formats
and changes in branch network
•
Launching universal bankers for
sales and service
•
Expanding use of self-service
(Smart ATMs)
•
Introducing new banking center
technology
Digitize
•
Build out marketing and
analytics expertise
•
Leverage physical, virtual,
and digital touch points to
drive sales opportunities
•
Create paperless branch
operations
Retail Evolution
2012
Future of Fifth Third
(16%)
(30%)
7%
(40%)
(20%)
0%
20%
Total Banking
Center Staff
Total Service FTE
Total Sales FTE
Retail Banking Headcount
(Dec. 2012 -
June 2015)
Branch transactions
Average monthly trans. in millions
Transaction volume by ATM and
Mobile channels
7
22%
31%
38%
0%
10%
20%
30%
40%
2Q13
2Q14
2Q15

Fifth Third Bank
Fifth Third Bank | All Rights Reserved
Expected Annual Expense Savings
$65MM expense savings from
changes to branch network to be
fully executed by mid-2016
Selection Criteria for Consolidations
Future Initiatives
Digital self service center –
faster,
cheaper, better experience
Integrated customer relationship
data, offer, and omni-channel
delivery
Digitize branch sales and service
operations
Consumer Bank: State of the Art Banking
Scorecard over 50 variables
—
Production volume trend
—
Transaction volume trend
—
Overlap with nearby branches
—
Customer loyalty scores
Recent consolidation experience
shows no material increase in
household attrition
8
0
20
40
60
80
100
120
By Year-End
By Mid-2016
Total
Timeline of Branch Network Changes

Fifth Third Bank
Fifth Third Bank | All Rights Reserved
$30
$40
$50
5.0
5.5
6.0
6.5
2012
2013
2014
Jul-15
C&I Loan Balances ($B)
Commercial
Bank:
Scale
and
Scope
10%
32%
9%
4%
13%
6%
15%
4%
7%
International
Large Corporate
Mid Corporate
Healthcare
Middle Market
CRE
PD Improvement
with C&I Growth
Growth in Lead
Relationships²
CAGR +10%
Equipment
Finance
Specialty
Learning
Industry
Verticals &
Other
1
9
•
#9 in C&I loans, #9 in treasury management, #10 in commercial deposits nationally
•
Diversified revenue composition
•
Focus on verticals and industry-specific solutions via dedicated solution specialists
•
Changing credit profile post-crisis in-line with our risk appetite and increased focus on mid-
and large-corporate relationships
•
Increased use of technology and data analytics for product and business profitability
•
Driving lead relationships by delivering expert advice via a coordinated team of sales, credit, and specialized services and solutions
$1.2B
1H15
Revenue
1
Other includes energy and retail verticals
2
Does not reflect segmentation changes  in prior periods
Source: SNL, E&Y 2014 National Rankings
26%
27%
32%
36%
2012
2013
2014
Jul-15

$220
$210
$200
$190
$180
$170
$160
$10
$180
$198
$204
$212
1H12
1H13
1H14
1H15
IA Fees (excl. mutual fund)
Mutual fund fees

Fifth Third Bank
Fifth Third Bank | All Rights Reserved
Diversified Business Mix
1
Institutional
services
provides
investment
management,
401(k),
and
custody
services
for
corporations,
financial
institutions
and
not-for
profits
Wealth Management
Fee Growth ($MM)
Revenue per
Household ($K)
Private Bank
47%
Institutional
Services
1
17%
Retail Brokerage
36%
$270 MM
1H15
Revenue
10
•
Provides for significant cross-sell opportunity with growth that outpaces the retail channel
•
Focus on superior client experience
—
Use of digital transformation
—
Building a higher touch model
•
Innovating estate planning and settlement
business for future wealth transfer opportunities
•
Expanding our portfolio of capabilities
$5
$10
$15
$20
$25
$30
1H12
1H13
1H14
1H15
Wealth
Management:
Capitalizing
on
Retail
&
Commercial
Partnerships

Fifth Third Bank
Fifth Third Bank | All Rights Reserved
2.5%
5.2%
Industry
Fifth Third
1
Excludes earnings credit
Source: Industry information from Oliver Wyman
Treasury management fees
1
(2012–2014 CAGR)
2x
Credit Card
37%
38%
11%
14%
Debit Card
Commercial Card
& Other
TM
Consumer
Payments (51%)
Commercial
Payments (49%)
1H15
Revenue
11
•
Traditional strength of Fifth Third
•
Diversified revenue streams in consumer and commercial businesses
•
Industry leading payments revenue
•
Increasing specialized expertise in healthcare and retail verticals
•
Targeted third party investments to enhance product offers
$400
$410
$420
$430
$440
$450
$460
$470
$480
1H13
1H14
1H15
Total Payments Revenue
($MM)
Payments
&
Commerce
Solutions:
Capital
Efficient
Relationship
Profitability
Growth

Fifth Third Bank
Fifth Third Bank | All Rights Reserved
22.8% ownership stake;
Market value net of
carrying value
1
1
Market value as of 9/15/15
2
As of 6/30/15
Note: Incremental TRA generated by future share sales assumes a 36% tax rate and $45 per share
Potential remaining
TRA-related gross
cash flows
TRA-related gross cash flows
recorded by Vantiv
12
Significant Unrealized Value
$597M
2
$1.6B
Vantiv,
Inc:
Hidden
Value

Fifth Third Bank
Fifth Third Bank | All Rights Reserved
Through the Cycle Top Performance
13
Strong Core
Performance
Operational
Excellence
Well-managed
balance sheet
positioning
Investing for
the Future

Fifth Third Bank
Fifth Third Bank | All Rights Reserved
This release contains statements that we believe are “forward-looking statements”
within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,”
“may,”
“are
expected to,”
“anticipates,”
“potential, ”
“estimate,”
“forecast, ”
“projected,”
“intends to,”
or may include other similar words or phrases such as “believes,”
“plans,”
“trend,”
“objective, ”
“continue,”
“remain,”
or similar expressions, or future or conditional verbs such as “will,”
“would,”
“should,”
“could,”
“might,”
“can,”
or similar verbs. You should not place
undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated from time to time by our Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known
to us. There is a risk that additional information may arise during the company’s close process or as a result of subsequent events that would require the company to make adjustments to the financial information contained herein.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5)
prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements and adequate sources of funding and liquidity may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial
Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank
Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’
ownership of Fifth Third; (19)
effects of accounting or financial results of one or more acquired entities; (20) difficulties from Fifth Third’s investment in, relationship with, and nature of the operations of Vantiv, LLC;
(21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) difficulties in separating the operations of any branches or other assets divested; (23) inability to achieve expected benefits from branch consolidations and planned sales within desired timeframes, if at all; (24) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (25) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,”
for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.
Cautionary Statement
14